UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 21, 2008
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                                VCA ANTECH, INC.
               (Exact Name of Registrant as Specified in Charter)


       Delaware                    001-16783                   95-4097995
(State or Other Jurisdiction       (Commission                  (IRS Employer
   of Incorporation)               File Number)              Identification No.)

                          12401 West Olympic Boulevard
                       Los Angeles, California 90064-1022
                    (Address of Principal Executive Offices)

                                 (310) 571-6500
                        (Registrant's Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 21, 2008, VCA Antech, Inc. held a conference call to discuss its financial results for the quarter and year ended December 31, 2007. A copy of the transcript of the conference call is furnished as Exhibit 99.1 to this Form 8-K.

ITEM 9.01:    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

              99.1 Transcript of Conference Call held on February 21, 2008.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


February 27, 2008                           VCA Antech, Inc.



                                            /s/ Tomas W. Fuller
                                            --------------------------------
                                            By:   Tomas W. Fuller
                                            Its:  Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibits

          99.1    Transcript of Conference Call held on February 21, 2008.




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